Page 1 HOLDER NOTICE AND CONFIRMATION OF EXTENSION OF MATURITY DATE Date: September 9, 2026 To: Attention: From: Re: Nauticus Robotics, Inc. John W. Gibson, Jr., President and Chief Executive Officer; Michael A. Ferrier, General Counsel All Existing Original Issue Discount Senior Secured Convertible Debentures Due September 9, 2026 under the November 4, 2024 Second Amendment and Exchange Agreement Reference is made to all existing Original Issue Discount Senior Secured Convertible Debentures issued by Nauticus Robotics, Inc. (the “Company”) under that certain Second Amendment and Exchange Agreement dated as of November 4, 2024 that (i) are registered in the name of the undersigned Holder, or with respect to which the undersigned has authority to exercise the extension right; (ii) remain outstanding as of the date of this notice; (iii) mature on September 9, 2026; and (iv) have an aggregate outstanding principal amount of $3,985,000 as of the date of this notice (each, a “Debenture” and collectively, the “Debentures”). Capitalized terms not defined in this notice have the meanings assigned to them in the applicable Debenture. 1. Exercise of Extension Right. Pursuant to the second sentence of the opening paragraph of each Debenture, the Holder hereby provides written notice to the Company, before the existing Maturity Date, that the Holder elects to extend the Maturity Date of each Debenture by one year, from September 9, 2026 to September 9, 2027. 2. Application of Extension. The extension applies to the entire outstanding principal amount of each Debenture and all accrued or subsequently accruing interest, liquidated damages and other amounts owing thereunder. Interest and all other amounts shall continue to accrue, and each Debenture shall remain convertible and enforceable, in each case in accordance with its terms, through the extended Maturity Date unless earlier converted, redeemed, accelerated or otherwise paid in accordance with the applicable Debenture. 3. No Additional Consideration; No Other Amendment. The election made by this notice is an exercise of the Holder’s existing contractual right and does not require any amendment fee, consent fee or other additional consideration from the Company. Except solely for the extension of the Maturity Date described above, this notice does not amend, waive or modify any provision of any Debenture, the Second Amendment and Exchange Agreement, the Securities Purchase Agreement or any other Transaction Document. 4. Preservation of Rights and Security. Each Debenture and each related guaranty, lien, security interest, priority arrangement and other Transaction Document remain in full force and effect. No right or remedy of the Holder, the Company, any guarantor or the Collateral Agent is waived or released by this notice, and no novation, repayment or reissuance of any Debenture is intended. 5. Disclosure of Transactions and Other Material Information. The Company shall, within the time required by applicable law, file a Current Report on Form 8-K describing the material terms of this notice and attaching this notice, in each case to the extent required by the Securities Exchange Act of 1934, as amended. From and after that filing, the Company shall have publicly disclosed all material, nonpublic information, if any, provided to the Lender in connection with this notice. From and after such filing, the

Page 2 Lender shall have no duty of confidentiality to the Company with respect to any information provided to the Lender in connection with this notice. 6. Delivery and Effectiveness. This notice is delivered under Section 9(a) of each Debenture and is effective upon delivery in accordance with that section. The Company’s acknowledgment below confirms receipt of this notice and the Company’s recordation of the extended Maturity Date, but such acknowledgment is not a condition to the effectiveness of the extension. 7. Governing Law; Counterparts. This notice and the extension evidenced hereby are governed by the internal laws of the State of Delaware, consistent with each Debenture. This notice may be executed in counterparts and delivered electronically or by PDF. HOLDER By: ________________________________________ Name: ________________________________________ Title: ________________________________________ Date: ________________________________________ ACKNOWLEDGED AND RECEIPT CONFIRMED: NAUTICUS ROBOTICS, INC. By: /s/ John W. Gibson Jr. Name: John W. Gibson, Jr. Title: President and CEO Date: September 9, 2026